Motley Fool Independence Fund

SUMMARY PROSPECTUS

Ticker: FOOLX

A series of The Motley Fool Funds Trust	February 26, 2010
2000 Duke Street
Suite 175
Alexandria, VA 22314

The investment objective of Motley Fool Independence Fund (the “Fund”) is to achieve long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world.

This Summary Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at http://www.foolfunds.com/funds/independence/forms.aspx. You can also get this information at no cost by calling 1-888-863-8803 or by sending an e-mail request to prospectus@foolfunds. com. The Fund’s Prospectus, dated February 26, 2010, and the Fund’s SAI, dated February 26, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Other Expenses” are based on estimated expenses of the Fund during its first year of operations.

SHAREHOLDER FEES

(Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (As percentage of offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee (As percentage of Amount Redeemed, if applicable)	2.00%

Exchange Fee	None

Maximum Annual Small-Balance Account Fee (On accounts with balances less than $10,000)	$24

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees
(Subject to a performance-based adjustment, as discussed in “MANAGEMENT OF THE FUND—Advisory Fees”)	0.95%

Distribution (12b-1) Fees	None

Other Expenses	1.31%

Total Annual Fund Operating Expenses	2.26%

Less: Contractual Expense Limitation	0.91	%(a)

Annual Operating Expenses After Expense Limitation	1.35%

 Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

Motley Fool Independence Fund Summary Prospectus

(a)          The Adviser has contractually agreed to defer its fee or to absorb or reimburse a portion of the Fund’s expenses until February 28, 2011, or such later date as may be determined by the Adviser, to the extent necessary to limit the Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.40% annually of the Fund’s average daily net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year and that the MSCI World Index has the same return at all times during those periods, and (2) the Fund’s operating expenses (after giving effect to the contractual expense limitation) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS
$137.46	$618.88

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, from commencement of the Fund’s operations on June 16, 2009 through October 31, 2009, the Fund’s portfolio turnover rate was 50%.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in common stocks of U.S. companies and common stocks and depository receipts of companies that are organized under the laws of other countries around the world. Under normal market circumstances, the Fund seeks to stay fully invested and does not attempt to time the market. Because of the Fund’s value focus, it is expected that investments in the securities of U.S. companies having smaller market capitalizations (“Small-Cap Companies”) and the securities in foreign companies, including companies organized under the laws of emerging market countries, will be important components of the Fund’s investment program. In managing the Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for capital appreciation.

Although there is no limitation on the percentage of the Fund’s net assets that may be invested in securities of foreign companies, such investments generally will not constitute more than 50% of the Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Fund does not invest more than 5% of its net assets in the securities of any one issuer.

Principal Investment Risks

The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective.

COMPANY AND MARKET RISK

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Fund’s investments in common stocks.

INVESTMENTS IN SMALL AND MID-CAPITALIZATION COMPANIES

The Fund invests in securities of companies having relatively small market capitalizations. Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The value of securities of Small-Cap Companies tends to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

FOREIGN INVESTMENTS

The Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability.

EMERGING MARKET COMPANIES

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets.

DEPOSITORY RECEIPTS

The Fund may purchase depository receipts (ADRs, EDRs, and GDRs) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers.

Performance

A bar chart and past performance table are not included in this Prospectus because, as of the date of this Prospectus, the Fund has not completed a full calendar year of operations.

Management

Motley Fool Asset Management, LLC serves as the Fund’s investment adviser.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online or through our Web site at www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 101 Sabin St., Pawtucket, RI 02680-1427), or by telephone at 1-888-863-8803. Shares may be purchased by electronic bank transfer, by check, or by wire. You may receive redemption proceeds by electronic bank transfer or by check. You generally buy and redeem shares at the Fund’s next-determined net asset value (“NAV”) per share after our transfer agent receives your request in proper form. NAVs are determined only on days when the NYSE is open as of the close of regular trading (generally 4:00 p.m. Eastern Time). The minimum initial investment in the Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more.

Tax Information

The Fund’s distributions to its shareholders will generally be taxable as ordinary income or capital gains, unless your investment is through an unleveraged investment in an IRA or other tax-advantaged account. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed income.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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